Exhibit 99.1

Capital One Prime Auto Receivables Trust 2019-2

Asset-Backed Notes

Sample Receivable Agreed-Upon Procedures

Report To:

Capital One Auto Receivables, LLC

Capital One, National Association

29 August 2019

Ernst & Young LLP 5 Times Square New York, NY 10036-6530	Tel: +1 212 773 3000 Fax: +1 212 773 6350 ey.com

Report of Independent Accountants on Applying Agreed-Upon Procedures

Capital One Auto Receivables, LLC

1600 Capital One Drive, Room 27907B

McLean, Virginia 22102

Capital One, National Association

1680 Capital One Drive

McLean, Virginia 22102

Re:	Capital One Prime Auto Receivables Trust 2019-2 (the “Issuing Entity”)
Asset-Backed Notes (the “Notes”)
Sample Receivable Agreed-Upon Procedures

We have performed the procedures enumerated in Attachment A, which were agreed to by Capital One Auto Receivables, LLC (the “Depositor”), Capital One, National Association (the “Sponsor”), J.P. Morgan Securities LLC (“J.P. Morgan”), Citigroup Global Markets Inc. (“Citi”) and Wells Fargo Securities, LLC (“Wells Fargo,” together with the Depositor, Sponsor, J.P. Morgan and Citi, the “Specified Parties”), solely to assist the Depositor with respect to certain information relating to a pool of motor vehicle retail installment sale contracts secured by new and used automobiles, SUVs, light-duty trucks and vans (the “Receivables”) relating to the Issuing Entity’s securitization transaction. This agreed-upon procedures engagement was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants. The sufficiency of the procedures is solely the responsibility of the Specified Parties. Consequently, we make no representation regarding the sufficiency of the procedures described in Attachment A, either for the purpose for which this report has been requested or for any other purpose.

The procedures performed and our associated findings are included in Attachment A.

For the purpose of the procedures described in this report, the Sponsor, on behalf of the Depositor, provided us with:

a.	Electronic data files:

i.

Labeled “COPAR 2019-2 Loan Numbers for AUP Sampling.xlsx” and the corresponding record layout and decode information, as applicable (the “Receivable Listing File”) that the Sponsor, on behalf of the Depositor, indicated contains a list of loan account numbers (each, a “Loan Account Number”) that correspond to certain motor vehicle retail installment sale contracts secured by new and used automobiles, SUVs, light-duty trucks and vans (the “Preliminary Receivables”) that are expected to be representative of the Receivables and

ii.

Labeled “EY Loans_COPAR 2019-2_Date Tape_vF (sent 190813).xlsx” and the corresponding record layout and decode information (the “Sample Data File”) that the Sponsor, on behalf of the Depositor, indicated contains information relating to the Sample Receivables (as defined in Attachment A) as of 31 July 2019 (the “Preliminary Cut-off Date”),

b.	Imaged copies of:

i.	The retail installment sale contract or other related documents (collectively and as applicable, the “Contract”),

ii.	Certain printed screen shots and account summary information from the Sponsor’s loan servicing system (collectively, the “System Screen Shots”) and

iii.	The vehicle invoice or other related documents (collectively and as applicable, the “Invoice,” together with the Contract and System Screen Shots, the “Source Documents”)

that the Sponsor, on behalf of the Depositor, indicated relate to each Sample Receivable,

c.

A schedule (the “Obligor Credit Score Methodology”) that the Sponsor, on behalf of the Depositor, indicated contains information, assumptions and methodologies relating to the comparison or recalculation, as applicable, of the obligor credit score Sample Characteristic (as defined herein) for certain Sample Receivables,

d.	The list of relevant characteristics (the “Sample Characteristics”) on the Sample Data File, which is shown on Exhibit 1 to Attachment A, and

e.	Instructions, assumptions and methodologies, which are described in Attachment A.

The procedures included in Attachment A were limited to comparing, observing or recalculating certain information that is further described in Attachment A. The Depositor is responsible for the Receivable Listing File, Sample Data File, Source Documents, Obligor Credit Score Methodology, Sample Characteristics and the determination of the instructions, assumptions and methodologies that are described herein. We were not requested to perform and we have not performed any procedures other than those listed in Attachment A with respect to the Sample Data File. We have not verified, and we make no representation as to, the accuracy, completeness or reasonableness of the Receivable Listing File, Source Documents, Obligor Credit Score Methodology or any other information provided to us by the Sponsor, on behalf of the Depositor, upon which we relied in forming our findings. Accordingly, we make no representation and express no opinion as to (a) the existence of the Preliminary Receivables or Receivables (b) questions of legal or tax interpretation and (c) the accuracy, completeness or reasonableness of any instructions, assumptions and methodologies provided to us by the Sponsor, on behalf of the Depositor, that are described in this report. We undertake no responsibility to update this report for events and circumstances occurring after the date hereof.

We were not engaged to, and did not, conduct an examination to express an opinion or a review to express a conclusion in accordance with attestation standards established by the American Institute of Certified Public Accountants on any of the items referred to herein. Accordingly, we do not express such an opinion or conclusion. Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.

The agreed-upon procedures described in this report were not performed for the purpose of:

a.	Satisfying any criteria for due diligence published by a nationally recognized statistical rating organization (a “rating agency”) or

b.	Making any findings with respect to:

i.	Whether the origination of the Receivables conformed to, or deviated from, stated underwriting or credit extension guidelines, standards, criteria, or other requirements,

ii.	The value of the collateral securing the Receivables,

iii.	Whether the originator of the Receivables complied with federal, state or local laws or regulations or

iv.

Any other factor or characteristic of the Receivables that would be material to the likelihood that the issuer of the Notes will pay interest and principal in accordance with applicable terms and conditions.

This report is intended solely for the use of the Specified Parties and is not intended to be and should not be used by anyone other than the Specified Parties. It is not intended to be and should not be used by any other person or entity, including investors and rating agencies, who are not identified in the report as Specified Parties but who may have access to this report as required by law or regulation.

/s/ Ernst & Young LLP

29 August 2019

Attachment A

Procedures performed and our associated findings

1.

As instructed by the Sponsor, on behalf of the Depositor, we randomly selected a sample of 125 Preliminary Receivables from the Receivable Listing File (the “Sample Receivables”). For the purpose of this procedure, the Sponsor, on behalf of the Depositor, did not inform us as to the basis for how they determined the number of Sample Receivables or the methodology they instructed us to use to select the Sample Receivables from the Receivable Listing File.

For the purpose of the procedures described in this report, the 125 Sample Receivables are referred to as Sample Receivable Numbers 1 through 125.

2.	For each Sample Receivable, we:

a.

Compared the Sample Characteristics listed on Exhibit 1 to Attachment A, as shown on the Sample Data File, to the corresponding information located on, or to the corresponding information we recalculated using information located on, the Source Documents, subject to the instructions, assumptions and methodologies provided by the Sponsor, on behalf of the Depositor, described in the notes to Exhibit 1 to Attachment A. The Source Document(s) that we were instructed by the Sponsor, on behalf of the Depositor, to use for each Sample Characteristic are shown on Exhibit 1 to Attachment A. Except for the information shown on Exhibit 2 to Attachment A, all such compared information was in agreement.

b.

Observed that the corresponding Contract contained a signature in the buyer signature section of such Contract. We performed no procedures to determine the validity of the signature contained in the buyer signature section of such Contract.

Exhibit 1 to Attachment A

Sample Characteristics and Source Documents

Sample Characteristic	Sample Data File Field Name	Source Document(s)	Note(s)
Loan account number	LOAN_ACCT_NUM	System Screen Shots	i.

Funding date	FUNDING_DATE	System Screen Shots

Original loan amount	ORIG_BAL	Contract

Original first payment date	FIRST_PAY_DATE	Contract

Original loan term	ORIGINAL_TERM	Contract, System Screen Shots and recalculation	ii.

Current maturity date	CURRENT_MATURITY_DATE	System Screen Shots

Original interest rate	ORIGINAL_APR	Contract

Vehicle manufacturer	MAKE	Contract	iii.

Vehicle model	MODEL	Contract or Invoice	iii., iv.

Vehicle year	VEH_YEAR	Contract

New or used	NEW_USED	Contract	v.

Vehicle value	VEHICLE_VALUE	Invoice or System Screen Shots	vi., vii.

Obligor credit score	FICO	(a) System Screen Shots or (b) System Screen Shots and recalculation	viii.

Geographic location of obligor	STATE	System Screen Shots

Remaining term to maturity	REMAINING_TERM	System Screen Shots and recalculation	ix.

Reporting period interest rate	CURRENT_PERIOD_RATE	System Screen Shots

Reporting period ending actual balance	CURRENT_BAL	System Screen Shots

Notes:

i.	For identification purposes only.

Exhibit 1 to Attachment A

Notes: (continued)

ii.	For the purpose of comparing the original loan term Sample Characteristic for each Sample Receivable, the Sponsor, on behalf of the Depositor, instructed us to recalculate the original loan term by:

a.	Calculating the original maturity date (the “Original Maturity Date”) by:

(1)	Subtracting one from the number of payments in the payment schedule, as shown on the Contract, and

(2)	Adding the number of payment periods obtained in (1) above to the original first payment date, as shown on the Contract,

b.

Calculating the difference in months between the funding date, as shown on the System Screen Shots, and Original Maturity Date, as calculated in a. above, assuming both the funding date and Original Maturity Date occurred on the first day of the applicable month, and

c.	Adding 1 to the result obtained in b. above if the day of the Original Maturity Date, as calculated in a. above, is after the day of the funding date, as shown on the System Screen Shots.

iii.

For the purpose of comparing the indicated Sample Characteristics for each Sample Receivable, the Sponsor, on behalf of the Depositor, instructed us to ignore differences due to abbreviations, truncations and spelling errors.

iv.

For the purpose of comparing the vehicle model Sample Characteristic for each Sample Receivable (except for Sample Receivable Number 10), the Sponsor, on behalf of the Depositor, instructed us to use the Contract as the Source Document.

For the purpose of comparing the vehicle model Sample Characteristic for Sample Receivable Number 10, the Sponsor, on behalf of the Depositor, instructed us to use the Invoice as the Source Document.

v.

For the purpose of comparing the new or used Sample Characteristic for each Sample Receivable, the Sponsor, on behalf of the Depositor, instructed us to use the Contract as the Source Document, subject to the instruction provided by the Sponsor, on behalf of the Depositor, described in the final paragraph of this note v.

For each Sample Receivable that has a new or used value of “NEW,” as shown on the Sample Data File, the Sponsor, on behalf of the Depositor, instructed us to note agreement if the new or used value was “New” and the corresponding vehicle year value was “2018” or “2019,” all as shown on the Contract. For each Sample Receivable that has a new or used value of “USED,” as shown on the Sample Data File, the Sponsor, on behalf of the Depositor, instructed us to note agreement if the:

a.	New or used value was “Used” or

b.	New or used value was “New” and the corresponding vehicle year value was anything other than “2018” or “2019,” all as shown on the Contract.

Exhibit 1 to Attachment A

Notes: (continued)

vi.

For the purpose of comparing the vehicle value Sample Characteristic for each Sample Receivable with a new or used value of “NEW,” as shown on the Sample Data File (except for Sample Receivable Number 79), the Sponsor, on behalf of the Depositor, instructed us to use the Invoice as the Source Document.

For the purpose of comparing the vehicle value Sample Characteristic for Sample Receivable Number 79 and each Sample Receivable with a new or used value of “USED,” as shown on the Sample Data File, the Sponsor, on behalf of the Depositor, instructed us to use the adjusted wholesale value, as shown on the System Screen Shots.

vii.	For the purpose of comparing the vehicle value Sample Characteristic for each Sample Receivable, the Sponsor, on behalf of the Depositor, instructed us to ignore differences of +/- $1.00 or less.

viii.

For the purpose of comparing the obligor credit score Sample Characteristic for each Sample Receivable, the Sponsor, on behalf of the Depositor, instructed us to compare or recalculate the obligor credit score (as applicable) using:

a.	Information on the System Screen Shots and

b.	The Obligor Credit Score Methodology.

ix.

For the purpose of comparing the remaining term to maturity Sample Characteristic for each Sample Receivable, the Sponsor, on behalf of the Depositor, instructed us to recalculate the remaining term to maturity as the difference in months between the:

a.	Current maturity date, as shown on the System Screen Shots, and

b.	Preliminary Cut-off Date, assuming both the current maturity date and Preliminary Cut-off Date occurred on the first day of the applicable month.

We performed no procedures to determine the accuracy, completeness or reasonableness of the instructions, assumptions, and methodologies provided by the Sponsor, on behalf of the Depositor, that are described in the notes above.

Exhibit 2 to Attachment A

Sample Characteristic Differences

Sample Receivable Number	Sample Characteristic	Sample Data File Value	Source Document Value
28	Vehicle value	$25,430.00	$25,439.00
56	Vehicle value	$24,819.60	$27,178.30
115	Vehicle value	$38,134.00	$36,362.00